Exhibit 99.1

The Blackstone Group Reports Third Quarter 2010 Results

Economic Net Income increased to $339 million for the third quarter of 2010, up 23% from $275 million for the third quarter of 2009.

Net Fee Related Earnings increased to $113 million for the third quarter of 2010, up 19% from $95 million for the third quarter of 2009.

Distributable Earnings increased to $166 million for the third quarter of 2010, up 67% from $100 million in the third quarter of 2009.

GAAP Results Attributable to The Blackstone Group L.P. improved in the third quarter of 2010 with a net loss of $44 million, compared to a net loss of $176 million in the third quarter of 2009, in each case including net IPO and acquisition-related charges.

Fee-Earning Assets Under Management totaled $104.3 billion at September 30, 2010, up 8% from $96.3 billion at September 30, 2009.

Blackstone purchased a 40% equity interest in Pátria, one of Latin America’s leading alternative asset managers, on October 1, 2010.

Blackstone declares a quarterly distribution of $0.10 per common unit.

New York, October 28, 2010: The Blackstone Group L.P. (NYSE: BX) today reported its third quarter 2010 results.

Economic Net Income was $339.3 million for the third quarter of 2010, an increase of $63.9 million from $275.3 million, or 23%, for the third quarter of 2009. Economic Net Income was $904.9 million for the nine months ended September 30, 2010, an increase of $531.2 million compared to Economic Net Income for the nine months ended September 30, 2009 of $373.8 million. The increase in Economic Net Income was principally driven by increased Performance Fees and Allocations and Investment Income.

For the third quarter of 2010, Total Segment Revenues were $792.2 million, up significantly from $603.8 million for the third quarter of 2009. The improvement was driven by greater Investment Income derived from an increase in the carrying value of the underlying portfolio investments in the Private Equity and Real Estate segments, and by increases in Performance Fees and Allocations in the Real Estate and Credit and Marketable Alternatives segments. These increases were partially offset by decreased fees earned in the Financial Advisory segment.

Total Segment Expenses were $424.1 million for the third quarter of 2010, an increase from $325.4 million for the third quarter of 2009. The increase in Compensation and Benefits to $339.9 million for the third quarter of 2010 was primarily driven by an increase in Performance Fee Related Compensation and an increase in Base Compensation, which includes all compensation for all partners and employees excluding only compensation from performance fees. Other Operating Expenses increased to $84.3 million.

The Blackstone Group® L.P.
345 Park Avenue
New York, NY 10154
212 583-5000

Net Fee Related Earnings from Operations were $112.9 million for the third quarter of 2010, up from $94.9 million for the third quarter of 2009. Net Fee Related Earnings from Operations were $319.6 million for the nine months ended September 30, 2010, up from $271.2 million for the nine months ended September 30, 2009. Net Fee Related Earnings from Operations increased principally as a result of increased Management and Advisory Fees and investment income from Blackstone’s Treasury cash management strategies, partially offset by an increase in Base Compensation.

GAAP results for the third quarter of 2010 included Revenues of $784.0 million, compared to $597.0 million for the third quarter of 2009, and Net Loss Attributable to The Blackstone Group L.P. of $44.4 million, compared to a net loss of $176.2 million for the third quarter of 2009.

On October 1, 2010, Blackstone purchased a 40% equity interest in Pátria, one of Latin America’s leading alternative asset managers and advisory firms. Pátria has $3.2 billion in total assets under management across private equity, real estate, infrastructure and hedge funds. Pátria is a fast growing market leader with an excellent investment track record, and will continue to be managed by its current partners. As part of the transaction, Blackstone and Pátria have agreed to cooperate in building their businesses in Brazil and throughout the region. Blackstone believes this will allow both firms to offer a broader array of investments to their limited partners and help drive superior fund returns over the long-term.

Global equity markets moved sharply higher in the third quarter of 2010, while credit markets also rose and high yield spreads moderately tightened. Investors reacted positively to sustained above-average corporate earnings growth and the expectation of continued economic recovery. Economic data remained mixed, however, and most indicators pointed to a slowing in the recovery of the U.S. economy, including both output and employment rates. In real estate, the fundamentals generally continued to improve in the third quarter. In office, occupancy trends and leasing activity continued to improve modestly in most markets, and new supply remained at historically low levels. In hospitality, industry Revenue Per Available Room, or RevPAR, grew 8.4% in the third quarter of 2010, and has experienced positive growth since March 2010.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “While global economic and market environments remain fragile, we saw continued marked improvement in the carrying values of our investment funds during the third quarter. Our ability to leverage the knowledge we have housed across our businesses helped us create value through operational programs at the companies we own on behalf of our investors and identify exciting new opportunities. As of quarter end, we have grown total assets under management to $119 billion, which speaks to the hard work and performance of our team.”

The table below details Blackstone’s Economic Net Income, Net Fee Related Earnings from Operations, Distributable Earnings and Fee-Earning Assets Under Management as of, and for the three and nine months ended September 30, 2010 and 2009. Economic Net Income, Total Segments includes unrealized gains (losses) and the direct compensation impact related to those gains/losses, but excludes IPO and acquisition-related charges.

	As of and for the Three Months Ended September 30,		Variance		Nine Months Ended September 30,		Variance
	2010	2009	$	%	2010	2009	$	%
	(Dollars in Thousands, Except per Unit Amounts)
Economic Net Income, Total Segments	$368,091	$278,357	$89,734	32%	$974,664	$357,918	$616,746	172%
Provision (Benefit) for Income Taxes (a)	28,812	3,009	25,803	N/M	69,752	(15,836)	85,588	N/M

Economic Net Income, After Taxes	$339,279	$275,348	$63,931	23%	$904,912	$373,754	$531,158	142%

Economic Net Income, After Taxes per Adjusted Unit (b)	$0.30	$0.25	$0.05	22%	$0.80	$0.33	$0.47	141%

Net Fee Related Earnings from Operations	$112,914	$94,939	$17,975	19%	$319,574	$271,247	$48,327	18%

Distributable Earnings	$166,316	$99,502	$66,814	67%	$462,587	$266,138	$196,449	74%

Distributable Earnings per Adjusted Unit (c)	$0.15	$0.09	$0.06	67%	$0.42	$0.24	$0.18	75%

Fee-Earning Assets Under Management:
Private Equity	$24,311,443	$25,184,161	$(872,718)	-3%
Real Estate	24,345,161	23,692,257	652,904	3%
Credit and Marketable Alternatives	55,636,578	47,448,212	8,188,366	17%

Total Fee-Earning Assets Under Management	$104,293,182	$96,324,630	$7,968,552	8%

(a)	Represents the implied provision (benefit) for income taxes calculated using a similar methodology applied in calculating the tax provision for The Blackstone Group L.P.
(b)	Adjusted Units represents the weighted-average fully diluted unit count for Economic Net Income purposes using the if-converted method. A reconciliation of this item to the comparable GAAP measure is presented in Exhibit 4 to this release.
(c)	Adjusted Units represents the unit count for Distributable Earnings purposes. A reconciliation of this item to the comparable GAAP measure is presented in Exhibit 4 to this release.

SEGMENT REVIEW

Private Equity

Private Equity had revenues of $214.9 million for the third quarter of 2010, compared with revenues of $226.9 million for the third quarter of 2009. The change from 2009 was driven principally by a decrease in Performance Fees and Allocations, which are determined on a fund by fund basis, to $90.3 million compared to $110.9 million for the three months ended September 30, 2009. Private Equity had nine-month revenues of $575.6 million, compared with revenues of $493.6 million in the same period of 2009. The overall performance of our private equity funds was driven by appreciation of our privately held investments and increases in share prices of our publicly held portfolio investments.

The net return for Blackstone’s contributed Private Equity funds was 5.1% in the third quarter of 2010 versus 3.9% in the third quarter of 2009 and 2.5% in the second quarter of 2010. At September 30, 2010, the unrealized value and cumulative realized proceeds, before carried interest, fees and expenses, of Blackstone’s contributed Private Equity funds represented 1.4 times investors’ original investments. Excluding funds which are still in their Investment Period, the value was 2.2 times investors’ original investments.

Net Fee Related Earnings from Operations were $17.5 million for the third quarter of 2010, down from $21.2 million for the third quarter of 2009, reflecting increased Base Compensation, interest expense and marketing expenses related to Blackstone’s sixth private equity fund which is expected to begin over the next few months. Economic Net Income was $111.9 million for the third quarter of 2010, down from $135.7 million for the third quarter of 2009, a result of lower Performance Fees and Allocations.

Compensation and Benefits expense increased to $76.6 million from $69.9 million for the third quarter of 2009. The change from 2009 was primarily due to an increase in Base Compensation. Other Operating Expenses of $26.4 million were up from $21.3 million for the third quarter of 2009, principally due to an increase in interest expense, professional fees and business development expenses.

Fee-Earning Assets Under Management were down slightly to $24.3 billion compared with the third quarter of 2009.

Limited Partner Capital Invested during the third quarter of 2010 totaled $678.9 million, an increase from $109.1 million invested during the third quarter of 2009. Blackstone had $1.6 billion of Limited Partner Capital committed to deals made by the segment’s Private Equity funds that had not yet closed as of September 30, 2010.

Real Estate

Real Estate had revenues of $257.8 million for the third quarter of 2010, compared with revenues of $100.2 million for the third quarter of 2009. Real Estate had nine-month revenues of $618.4 million, compared with negative revenues of $131.3 million in the same period of 2009. The change from 2009 was primarily due to an improvement in Performance Fees and Allocations and Investment Income (Loss), driven by improved operating performance, projected cash flows and exit multiples across the Real Estate segment’s investments.

The net return for Blackstone’s Real Estate carry funds was 16.9% for the third quarter of 2010 compared to a negative 2.0% in the third quarter of 2009, while the net returns for the Real Estate debt hedge funds was 3.3% for the third quarter of 2010 compared to 7.8% in the third quarter of 2009.

Net Fee Related Earnings from Operations were $39.9 million in the third quarter of 2010, up from $33.4 million for the third quarter of 2009. Economic Net Income was $148.0 million for the third quarter of 2010 compared to $44.2 million for the third quarter of 2009, driven by the increases in Performance Fees and Allocations and Investment Income (Loss).

Compensation and Benefits were $91.2 million compared to $42.5 million for the third quarter of 2009. The change from 2009 was primarily due to an increase in Performance Fee Related Compensation driven by an increase in Performance Fees and Allocations revenue. Other Operating Expenses of $18.6 million were up from $13.4 million for the third quarter of 2009, principally due to an increase in interest expense and professional fees.

Fee-Earning Assets Under Management were $24.3 billion compared with $23.7 billion for the third quarter of 2009, reflecting the continued fund-raising of Blackstone’s Real Estate debt platform and additional limited partner co-investment capital.

Limited Partner Capital Invested during the third quarter of 2010 was $689.0 million, up from $35.0 million during the third quarter of 2009. Blackstone’s Real Estate segment’s funds had committed $1.6 billion of Limited Partner Capital to new transactions which have not yet closed as of September 30, 2010.

Credit and Marketable Alternatives (CAMA)

CAMA had revenues of $231.8 million, compared with $179.4 million for the third quarter of 2009. The increase from 2009 was due primarily to improved Performance Fees and Allocations. CAMA had nine-month revenues of $560.7 million compared with revenues of $419.0 million in the same period of 2009.

The net core funds composite returns for Blackstone’s funds of hedge funds was 3.2% for the third quarter of 2010 compared to 5.5% for the third quarter of 2009. Base Management Fees increased $14.7 million from the third quarter of 2009 as a result of positive net inflows and performance in the funds of hedge funds business and the April 1, 2010 acquisition of $3.5 billion in collateralized debt obligations and collateralized loan obligations (“CLO”) vehicles.

Net Fee Related Earnings from Operations were $49.3 million for the third quarter of 2010, an increase of $25.3 million from $24.0 million for the third quarter of 2009, reflecting increased Management Fees, which were driven by continued strong inflows and fund returns across the segment. Economic Net Income was $104.3 million for the third quarter of 2010 compared to $81.5 million for the third quarter of 2009.

Compensation and Benefits were $105.5 million, up from $79.8 million for the third quarter of 2009. The increase from the third quarter of 2009 was principally driven by an increase in Performance Fee Related Compensation. Other Operating Expenses of $22.1 million were up from $18.1 million for the third quarter of 2009, reflecting an increase in professional fees and technology costs primarily in the credit platform businesses related to the launching of new products.

Fee-Earning Assets Under Management grew 17% for the third quarter of 2010 to $55.6 billion from $47.4 billion for the third quarter of 2009. The increase from 2009 was principally due to net inflows and market appreciation in the funds of hedge funds and the April 1, 2010 acquisition of $3.5 billion in collateralized debt obligations and CLO vehicles.

Limited Partner Capital Invested in certain carry credit-oriented funds during the third quarter of 2010 totaled $692.3 million, representing 11.6% of total commitments in these funds, up from $87.3 million for the third quarter of 2009.

Financial Advisory

Revenues were $87.7 million for the third quarter of 2010, down from $97.3 million for the third quarter of 2009. The decrease in segment revenue was primarily driven by a decrease in fees from the financial and strategic advisory business, which had several significant transactions which closed in the third quarter of 2009, and a decrease in retainer fees from the restructuring and reorganization business. These decreases were partially offset by a sharp increase in fees in the fund placement business. Revenues were $300.8 million for the nine months ended September 30, 2010, an increase from $271.9 million in the same period of 2009. The increase in segment revenues was primarily driven by an increase of $66.3 million in fees earned by Blackstone’s fund placement business, partially offset by decreases from Blackstone’s financial and strategic advisory and restructuring and reorganization businesses.

The fund placement business has seen an increase in fees to more normalized levels as the economic conditions which had negatively impacted institutional allocations to alternative investment funds abated. The pipeline for the restructuring and reorganization business remains solid across a diverse group of industries and geographies. The pipeline for the financial and strategic advisory business continues to be strong and includes a significant international component.

Net Fee Related Earnings from Operations were $6.3 million for the third quarter of 2010, a decrease from $16.4 million for the third quarter of 2009. The primary catalyst for the decrease from 2009 was a decrease in fees generated by the financial and strategic advisory business, which had several large mandates which closed during the third quarter of 2009, and a decrease in retainer fees from the restructuring and reorganization business. Economic Net Income was $3.9 million for the third quarter of 2010 compared to $17.0 million for the third quarter of 2009.

Compensation and Benefits were $66.5 million, up from $57.7 million for the third quarter of 2009. The increase from the third quarter of 2009 was principally driven by an increase in Base Compensation. Other Operating Expenses of $17.3 million were down from $22.7 million for the third quarter of 2009 principally due to a reduction in bad debt expenses.

CAPITAL AND LIQUIDITY

For Economic Net Income purposes, the weighted-average fully diluted adjusted unit count for the three and nine month periods ended September 30, 2010 was 1,121.3 million units and 1,124.3 million units, respectively. The weighted-average fully diluted adjusted unit count for the three and nine months periods ended September 30, 2009 was 1,119.8 million units and 1,125.2 million units, respectively.

The total number of units used in calculating cash distributions and Distributable Earnings per Adjusted Unit was 1,097.7 million units for the nine month period ended September 30, 2010 and 1,092.0 million units for the nine month period ended September 30, 2009.

On September 15, 2010, Blackstone issued $400 million of 5.875% notes due in 2021. Standard & Poor’s and Fitch reiterated Blackstone’s ratings of A and A+, respectively, with a stable outlook after the new issuance.

As of September 30, 2010, Blackstone had $1.0 billion in cash, $927.7 million invested in Blackstone’s Treasury cash management strategies, $283.1 million invested in liquid Blackstone funds and $1.4 billion invested in illiquid Blackstone funds. Long-term debt totaled just under $1.0 billion in borrowings from the 2010 and 2009 bond issuances. Blackstone has no borrowings outstanding against its $1.07 billion revolving credit facility.

DISTRIBUTION

The Blackstone Group L.P. has declared a quarterly distribution of $0.10 per common unit to record holders of common units at the close of business on November 15, 2010. This distribution will be paid on November 30, 2010.

For distributions related to fiscal 2010 and thereafter, Blackstone’s current intention is to distribute to its common unitholders substantially all of The Blackstone Group L.P.’s net after-tax share of its annual Distributable Earnings in excess of amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter. Because Blackstone will not know what its Distributable Earnings will be for any fiscal year until the end of such year, Blackstone expects that its first three quarterly distributions in respect of any given year will be based on its anticipated annualized Net Fee Related Earnings. As such, the distributions for the first three quarters may be smaller than the final quarterly distribution in respect of such year. In the fourth quarter Blackstone will distribute the remaining Distributable Earnings for the year, which is expected to also include realized Performance Fees and Allocations net of related compensation and realized net investment income.

In most years the aggregate amounts of Blackstone’s distributions to unitholders will not equal its Distributable Earnings for that year. Distributable Earnings will only be a starting point for the determination of the amount to be distributed to unitholders because as noted above, in determining the amount to be distributed Blackstone will subtract from Distributable Earnings any amounts determined by its general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future distributions to its unitholders for any ensuing quarter.

All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and the general partner may change its distribution policy at any time.

Because the wholly-owned subsidiaries of The Blackstone Group L.P. must pay taxes and make payments under the tax receivable agreements described in Blackstone’s Annual Report on Form 10-K, the amounts ultimately distributed by The Blackstone Group L.P. to its common unitholders in respect of fiscal 2010 and subsequent years are expected to be different, on a per unit basis, than the amounts distributed by the Blackstone Holdings partnerships to the Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships in respect of their Blackstone Holdings partnership units.

# # #

Blackstone will host a conference call on October 28, 2010 at 11:00 a.m. ET to discuss third quarter 2010 results. The conference call can be accessed by dialing (877) 391-6737 (U.S. domestic) or +1 (617) 597-9373 (international) pass code 12859509. Additionally, the conference call will be broadcast live over the internet and can be accessed by all interested parties through the Investor Relations section of The Blackstone Group’s website http://ir.blackstone.com. For those unable to listen to the live broadcast, a replay will be available on Blackstone’s website or by dialing (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international) conference ID number 12859509, beginning approximately two hours after the event.

Investor Relations Contacts:

Joan Solotar

The Blackstone Group

Tel: +1 (212) 583-5068

solotar@blackstone.com

Weston Tucker

The Blackstone Group

Tel: +1 (212) 583-5231

tucker@blackstone.com

Media Relations Contact:

Peter Rose

The Blackstone Group

Tel: +1 (212) 583-5871

rose@blackstone.com

About The Blackstone Group

Blackstone is one of the world’s leading investment and advisory firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, the companies we advise and the broader global economy. We do this through the commitment of our extraordinary people and flexible capital. Our alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds and closed-end mutual funds. The Blackstone Group also provides various financial advisory services, including financial and strategic advisory, restructuring and reorganization advisory and fund placement services. Further information is available at www.blackstone.com.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as such factors may be updated from time to time in its periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the prospectus. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

THE BLACKSTONE GROUP L.P.

Exhibit 1a. Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Three Months Ended September 30,
	2010	2009
Revenues
Management and Advisory Fees	$362,521	$367,605

Performance Fees and Allocations
Realized	66,142	(3,452)
Unrealized	199,824	157,465

Total Performance Fees and Allocations	265,966	154,013

Investment Income
Realized	13,542	6,279
Unrealized	127,428	58,530

Total Investment Income (a)	140,970	64,809

Interest and Dividend Revenue	10,075	6,703
Other	4,468	3,893

Total Revenues	784,000	597,023

Expenses
Compensation and Benefits
Base Compensation	664,004	923,272
Performance Fee Related
Realized	24,962	(712)
Unrealized	104,324	58,068

Total Compensation and Benefits (b)	793,290	980,628
General, Administrative and Other (c)	114,291	110,641
Interest Expense (d)	11,766	5,258
Fund Expenses	6,422	1,267

Total Expenses	925,769	1,097,794

Other Income
Net Gains from Fund Investment Activities	285,071	73,812

Income (Loss) Before Provision (Benefit) for Taxes (e)	143,302	(426,959)
Provision (Benefit) for Taxes	(4,225)	52,551

Net Income (Loss)	147,527	(479,510)
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	23,623	50,281
Net Income Attributable to Non-Controlling Interests in Consolidated Entities	242,723	3,622
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(74,461)	(357,230)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(44,358)	$(176,183)

Net Loss per Common Unit, Basic and Diluted
Common Units	$(0.12)

Common Units Entitled to Priority Distributions		$(0.61)

Common Units Not Entitled to Priority Distributions		$(0.91)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$17,237	$11,935
(b) Total Compensation and Benefits	$793,290	$980,628
Less: Compensation and Benefits - IPO and acquisition-related	$453,422	$730,726

Compensation - non-IPO and acquisition-related (*)	$339,868	$249,902

(c) General, Administrative and Other	$41,736	$902
(d) Interest Expense	$1,519	$39,527
(e) Total IPO and acquisition-related charges	$479,440	$759,220
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$161,663	$201,141

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 1b. Consolidated Statements of Operations

(Dollars in Thousands, Except Per Unit Data)

	Nine Months Ended September 30,
	2010	2009
Revenues
Management and Advisory Fees	$1,123,403	$1,049,606

Performance Fees and Allocations
Realized	171,941	2,004
Unrealized	312,304	8,932

Total Performance Fees and Allocations	484,245	10,936

Investment Income (Loss)
Realized	29,493	7,556
Unrealized	371,691	(36,149)

Total Investment Income (Loss) (a)	401,184	(28,593)

Interest and Dividend Revenue	25,922	11,124
Other	573	5,280

Total Revenues	2,035,327	1,048,353

Expenses
Compensation and Benefits
Base Compensation	2,556,665	2,805,567
Performance Fee Related
Realized	55,582	1,014
Unrealized	158,032	(75,855)

Total Compensation and Benefits (b)	2,770,279	2,730,726
General, Administrative and Other (c)	341,853	328,517
Interest Expense (d)	26,633	6,744
Fund Expenses	15,484	5,871

Total Expenses	3,154,249	3,071,858

Other Income
Net Gains from Fund Investment Activities	397,625	97,353

Income (Loss) Before Provision (Benefit) for Taxes (e)	(721,297)	(1,926,152)
Provision (Benefit) for Taxes	24,802	81,167

Net Income (Loss)	(746,099)	(2,007,319)
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	47,171	90,515
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities	320,816	(33,450)
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings	(755,031)	(1,492,343)

Net Income (Loss) Attributable to The Blackstone Group L.P. (f)	$(359,055)	$(572,041)

Net Loss per Common Unit, Basic and Diluted
Common Units	$(1.02)

Common Units Entitled to Priority Distributions		$(2.05)

Common Units Not Entitled to Priority Distributions		$(2.95)

Net IPO and acquisition-related charges included above were:
(a) Investment Income (Loss)	$24,784	$32,729
(b) Total Compensation and Benefits	$2,770,279	$2,730,726
Less: Compensation and Benefits - IPO and acquisition-related	$1,934,785	$2,252,096

Compensation - non-IPO and acquisition-related (*)	$835,494	$478,630

(c) General, Administrative and Other	$123,066	$2,638
(d) Interest Expense	$3,359	$119,130
(e) Total IPO and acquisition-related charges	$2,036,426	$2,341,135
(f) Total IPO and acquisition-related charges attributable to The Blackstone Group L.P., net of tax	$633,095	$589,852

(*)	Principally comprised of base pay, bonus, net carried interest allocations, benefits and non-IPO and acquisition-related equity-based compensation.

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below detail Blackstone’s Economic Net Income and Net Fee Related Earnings from Operations. Net Fee Related Earnings from Operations is a supplemental measure of after tax performance used to highlight earnings from operations excluding the income from and related profit sharing expenses of Blackstone’s performance fees and allocations and investment income, except for interest income. The reconciliation of Economic Net Income to Net Fee Related Earnings from Operations is presented in Exhibit 2b to this release.

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Private Equity
Revenues
Management Fees
Base Management Fees	$68,431	$67,740	$67,009	$67,329	$65,432	$66,795	$66,077	$203,180	$198,304
Transaction and Other Fees, Net *	10,328	15,145	18,368	42,495	31,972	16,367	13,348	43,841	61,687
Management Fee Offsets **	—	—	—	—	—	—	(91)	—	(91)

Total Management Fees	78,759	82,885	85,377	109,824	97,404	83,162	79,334	247,021	259,900

Performance Fees and Allocations
Realized	—	—	—	34,021	46,175	1,106	44,814	—	92,095
Unrealized	4,818	97,185	110,867	90,621	45,549	(24,020)	45,499	212,870	67,028

Total Performance Fees and Allocations	4,818	97,185	110,867	124,642	91,724	(22,914)	90,313	212,870	159,123

Investment Income (Loss)
Realized	(344)	102	8,794	28,416	(495)	3,141	9,940	8,552	12,586
Unrealized	(15,165)	17,118	18,640	12,676	84,684	17,275	30,491	20,593	132,450

Total Investment Income (Loss)	(15,509)	17,220	27,434	41,092	84,189	20,416	40,431	29,145	145,036
Interest Income and Dividend Revenue	(152)	824	2,553	4,531	3,428	2,728	3,802	3,225	9,958
Other	180	472	677	1,516	100	460	1,061	1,329	1,621

Total Revenues	68,096	198,586	226,908	281,605	276,845	83,852	214,941	493,590	575,638

Expenses
Compensation and Benefits
Base Compensation	36,848	40,667	42,011	61,740	46,910	46,612	47,552	119,526	141,074
Performance Fee Related
Realized	(6)	(3)	135	615	6,005	128	10,783	126	16,916
Unrealized	(41,966)	13,599	27,755	20,919	6,344	(10,296)	18,306	(612)	14,354

Total Compensation and Benefits	(5,124)	54,263	69,901	83,274	59,259	36,444	76,641	119,040	172,344
Other Operating Expenses	20,108	20,553	21,318	20,492	24,431	28,677	26,359	61,979	79,467

Total Expenses	14,984	74,816	91,219	103,766	83,690	65,121	103,000	181,019	251,811

Economic Net Income	$53,112	$123,770	$135,689	$177,839	$193,155	$18,731	$111,941	$312,571	$323,827

Net Fee Related Earnings from Operations	$19,883	$23,885	$21,153	$32,905	$28,712	$11,464	$17,465	$64,921	$57,641

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
**	Primarily placement fees.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Real Estate
Revenues
Management Fees
Base Management Fees	$80,198	$81,517	$83,409	$83,323	$83,060	$82,916	$83,232	$245,124	$249,208
Transaction and Other Fees, Net *	3,140	2,879	3,347	16,472	1,942	2,979	8,538	9,366	13,459
Management Fee Offsets **	(1,193)	(486)	(415)	(373)	(489)	(110)	(401)	(2,094)	(1,000)

Total Management Fees	82,145	83,910	86,341	99,422	84,513	85,785	91,369	252,396	261,667

Performance Fees and Allocations
Realized	646	4,590	(11,441)	3,166	5,948	16,319	5,010	(6,205)	27,277
Unrealized	(229,219)	(51,960)	23,608	5,391	11,391	21,117	69,910	(257,571)	102,418

Total Performance Fees and Allocations	(228,573)	(47,370)	12,167	8,557	17,339	37,436	74,920	(263,776)	129,695

Investment Income (Loss)
Realized	1,397	1,345	(3,078)	6,500	2,632	3,900	2,159	(336)	8,691
Unrealized	(67,239)	(59,408)	1,242	(219)	46,892	79,543	83,968	(125,405)	210,403

Total Investment Income (Loss)	(65,842)	(58,063)	(1,836)	6,281	49,524	83,443	86,127	(125,741)	219,094
Interest Income and Dividend Revenue	384	197	2,035	3,414	2,718	2,178	3,026	2,616	7,922
Other	(669)	2,405	1,450	75	(1,876)	(390)	2,330	3,186	64

Total Revenues	(212,555)	(18,921)	100,157	117,749	152,218	208,452	257,772	(131,319)	618,442

Expenses
Compensation and Benefits
Base Compensation	36,002	39,207	38,484	44,422	40,150	44,528	43,219	113,693	127,897
Performance Fee Related
Realized	2,138	(542)	(1,690)	3,600	1,524	8,895	1,806	(94)	12,225
Unrealized	(75,459)	(45,489)	5,721	1,246	6,937	15,999	46,182	(115,227)	69,118

Total Compensation and Benefits	(37,319)	(6,824)	42,515	49,268	48,611	69,422	91,207	(1,628)	209,240
Other Operating Expenses	12,615	12,978	13,437	17,295	14,290	17,647	18,584	39,030	50,521

Total Expenses	(24,704)	6,154	55,952	66,563	62,901	87,069	109,791	37,402	259,761

Economic Net Income	$(187,851)	$(25,075)	$44,205	$51,186	$89,317	$121,383	$147,981	$(168,721)	$358,681

Net Fee Related Earnings from Operations	$30,513	$32,867	$33,376	$38,431	$29,825	$24,743	$39,853	$96,756	$94,421

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
**	Primarily placement fees.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Credit and Marketable Alternatives
Revenues
Management Fees
Base Management Fees	$96,503	$96,293	$105,430	$102,647	$103,479	$113,203	$120,125	$298,226	$336,807
Transaction and Other Fees, Net *	443	687	778	958	1,345	1,169	1,062	1,908	3,576
Management Fee Offsets **	(4,213)	(4,365)	(4,121)	(1,995)	(689)	(69)	(182)	(12,699)	(940)

Total Management Fees	92,733	92,615	102,087	101,610	104,135	114,303	121,005	287,435	339,443

Performance Fees and Allocations
Realized	—	587	7,622	35,073	1,758	28,949	16,215	8,209	46,922
Unrealized	9,922	21,832	36,114	46,688	75,393	(17,835)	77,336	67,868	134,894

Total Performance Fees and Allocations	9,922	22,419	43,736	81,761	77,151	11,114	93,551	76,077	181,816

Investment Income (Loss)
Realized	(11,998)	(4,268)	1,953	(718)	2,983	8,729	1,708	(14,313)	13,420
Unrealized	8,090	29,049	29,976	28,901	19,715	(10,193)	13,181	67,115	22,703

Total Investment Income (Loss)	(3,908)	24,781	31,929	28,183	22,698	(1,464)	14,889	52,802	36,123
Interest Income and Dividend Revenue	709	279	929	1,535	1,148	756	1,750	1,917	3,654
Other	(253)	315	715	248	(542)	(372)	600	777	(314)

Total Revenues	99,203	140,409	179,396	213,337	204,590	124,337	231,795	419,008	560,722

Expenses
Compensation and Benefits
Base Compensation	53,707	49,304	54,365	40,741	49,085	53,370	53,280	157,376	155,735
Performance Fee Related
Realized	57	82	842	19,873	212	13,856	12,373	981	26,441
Unrealized	7,370	8,020	24,594	27,509	41,319	(6,595)	39,835	39,984	74,559

Total Compensation and Benefits	61,134	57,406	79,801	88,123	90,616	60,631	105,488	198,341	256,735
Other Operating Expenses	23,645	16,461	18,123	22,432	19,575	24,520	22,057	58,229	66,152

Total Expenses	84,779	73,867	97,924	110,555	110,191	85,151	127,545	256,570	322,887

Economic Net Income	$14,424	$66,542	$81,472	$102,782	$94,399	$39,186	$104,250	$162,438	$237,835

Net Fee Related Earnings from Operations	$14,428	$25,164	$24,005	$36,049	$34,136	$34,552	$49,334	$63,597	$118,022

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners.
**	Primarily placement fees.

continued…

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Financial Advisory
Revenues
Advisory Fees	$90,940	$82,503	$94,566	$122,709	$76,568	$134,099	$84,541	$268,009	$295,208
Transaction and Other Fees, Net	—	—	—	—	1	102	—	—	103

Total Management Fees	90,940	82,503	94,566	122,709	76,569	134,201	84,541	268,009	295,311

Investment Income (Loss)
Realized	—	—	—	1,443	187	(49)	469	—	607
Unrealized	—	—	476	(257)	230	561	607	476	1,398

Total Investment Income (Loss)	—	—	476	1,186	417	512	1,076	476	2,005
Interest Income and Dividend Revenue	1,044	1,118	1,250	1,842	1,396	1,268	1,609	3,412	4,273
Other	(943)	(122)	1,051	(21)	(932)	(342)	477	(14)	(797)

Total Revenues	91,041	83,499	97,343	125,716	77,450	135,639	87,703	271,883	300,792

Expenses
Compensation and Benefits
Base Compensation	50,952	54,239	57,686	69,482	54,492	76,152	66,531	162,877	197,175

Total Compensation and Benefits	50,952	54,239	57,686	69,482	54,492	76,152	66,531	162,877	197,175
Other Operating Expenses	12,976	21,734	22,666	22,196	14,727	17,316	17,253	57,376	49,296

Total Expenses	63,928	75,973	80,352	91,678	69,219	93,468	83,784	220,253	246,471

Economic Net Income	$27,113	$7,526	$16,991	$34,038	$8,231	$42,171	$3,919	$51,630	$54,321

Net Fee Related Earnings from Operations	$24,694	$4,874	$16,405	$31,778	$6,072	$37,156	$6,262	$45,973	$49,490

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2a. Economic Net Income and Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Economic Net Income Recap, Total Segments
Revenues
Management and Advisory Fees
Base Management Fees	$245,132	$245,550	$255,848	$253,299	$251,971	$262,914	$269,434	$746,530	$784,319
Advisory Fees	90,940	82,503	94,566	122,709	76,568	134,099	84,541	268,009	295,208
Transaction and Other Fees, Net *	13,911	18,711	22,493	59,925	35,260	20,617	22,948	55,115	78,825
Management Fee Offsets **	(5,406)	(4,851)	(4,536)	(2,368)	(1,178)	(179)	(674)	(14,793)	(2,031)

Total Management and Advisory Fees	344,577	341,913	368,371	433,565	362,621	417,451	376,249	1,054,861	1,156,321

Performance Fees and Allocations
Realized	646	5,177	(3,819)	72,260	53,881	46,374	66,039	2,004	166,294
Unrealized	(214,479)	67,057	170,589	142,700	132,333	(20,738)	192,745	23,167	304,340

Total Performance Fees and Allocations	(213,833)	72,234	166,770	214,960	186,214	25,636	258,784	25,171	470,634

Investment Income (Loss)
Realized	(10,945)	(2,821)	7,669	35,641	5,307	15,721	14,276	(6,097)	35,304
Unrealized	(74,314)	(13,241)	50,334	41,101	151,521	87,186	128,247	(37,221)	366,954

Total Investment Income (Loss)	(85,259)	(16,062)	58,003	76,742	156,828	102,907	142,523	(43,318)	402,258
Interest Income and Dividend Revenue	1,985	2,418	6,767	11,322	8,690	6,930	10,187	11,170	25,807
Other	(1,685)	3,070	3,893	1,818	(3,250)	(644)	4,468	5,278	574

Total Revenues	45,785	403,573	603,804	738,407	711,103	552,280	792,211	1,053,162	2,055,594

Expenses
Compensation and Benefits
Base Compensation	177,509	183,417	192,546	216,385	190,637	220,662	210,582	553,472	621,881
Performance Fee Related
Realized	2,189	(463)	(713)	24,088	7,741	22,879	24,962	1,013	55,582
Unrealized	(110,055)	(23,870)	58,070	49,674	54,600	(892)	104,323	(75,855)	158,031

Total Compensation and Benefits	69,643	159,084	249,903	290,147	252,978	242,649	339,867	478,630	835,494
Other Operating Expenses	69,344	71,726	75,544	82,415	73,023	88,160	84,253	216,614	245,436

Total Expenses	138,987	230,810	325,447	372,562	326,001	330,809	424,120	695,244	1,080,930

Total Economic Net Income (Loss)	$(93,202)	$172,763	$278,357	$365,845	$385,102	$221,471	$368,091	$357,918	$974,664

Total Net Fee Related Earnings from Operations	$89,518	$86,790	$94,939	$139,163	$98,745	$107,915	$112,914	$271,247	$319,574

*	Transaction and Other Fees, Net, are net of amounts, if any, shared with limited partners including, for Private Equity, broken deal expenses.
**	Primarily placement fees.

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations

(Dollars in Thousands)

The tables below reconcile Economic Net Income (Loss) to Net Fee Related Earnings from Operations.

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Private Equity
Economic Net Income	$53,112	$123,770	$135,689	$177,839	$193,155	$18,731	$111,941	$312,571	$323,827
Performance Fees and Allocations Adjustment (a)	(4,818)	(97,185)	(110,867)	(124,642)	(91,724)	22,914	(90,313)	(212,870)	(159,123)
Investment Income (Loss) Adjustment (b)	15,509	(17,220)	(27,434)	(41,092)	(84,189)	(20,416)	(40,431)	(29,145)	(145,036)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	5,510	1,650	2,278	5,052	—	8,980
Performance Fee Related Compensation and Benefits Adjustment (d)	(41,972)	13,596	27,890	21,534	12,349	(10,168)	29,089	(486)	31,270
Taxes Payable (e)	(1,948)	924	(4,125)	(6,244)	(2,529)	(1,875)	2,127	(5,149)	(2,277)

Net Fee Related Earnings from Operations	$19,883	$23,885	$21,153	$32,905	$28,712	$11,464	$17,465	$64,921	$57,641

Real Estate
Economic Net Income (Loss)	$(187,851)	$(25,075)	$44,205	$51,186	$89,317	$121,383	$147,981	$(168,721)	$358,681
Performance Fees and Allocations Adjustment (a)	228,573	47,370	(12,167)	(8,557)	(17,339)	(37,436)	(74,920)	263,776	(129,695)
Investment Income (Loss) Adjustment (b)	65,842	58,063	1,836	(6,281)	(49,524)	(83,443)	(86,127)	125,741	(219,094)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	4,312	1,311	1,811	4,016	—	7,138
Performance Fee Related Compensation and Benefits Adjustment (d)	(73,321)	(46,031)	4,031	4,846	8,461	24,894	47,988	(115,321)	81,343
Taxes Payable (e)	(2,730)	(1,460)	(4,529)	(7,075)	(2,401)	(2,466)	915	(8,719)	(3,952)

Net Fee Related Earnings from Operations	$30,513	$32,867	$33,376	$38,431	$29,825	$24,743	$39,853	$96,756	$94,421

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss).
(c)	This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Credit and Marketable Alternatives
Economic Net Income	$14,424	$66,542	$81,472	$102,782	$94,399	$39,186	$104,250	$162,438	$237,835
Performance Fees and Allocations Adjustment (a)	(9,922)	(22,419)	(43,736)	(81,761)	(77,151)	(11,114)	(93,551)	(76,077)	(181,816)
Investment Income (Loss) Adjustment (b)	3,908	(24,781)	(31,929)	(28,183)	(22,698)	1,464	(14,889)	(52,802)	(36,123)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	1,326	354	489	1,085	—	1,928
Performance Fee Related Compensation and Benefits Adjustment (d)	7,427	8,102	25,436	47,382	41,531	7,261	52,208	40,965	101,000
Taxes Payable (e)	(1,409)	(2,280)	(7,238)	(5,497)	(2,299)	(2,734)	231	(10,927)	(4,802)

Net Fee Related Earnings from Operations	$14,428	$25,164	$24,005	$36,049	$34,136	$34,552	$49,334	$63,597	$118,022

Financial Advisory
Economic Net Income	$27,113	$7,526	$16,991	$34,038	$8,231	$42,171	$3,919	$51,630	$54,321
Investment Income (Loss) Adjustment (b)	—	—	(476)	(1,186)	(417)	(512)	(1,076)	(476)	(2,005)
Investment Income - Blackstone’s Treasury Cash Management Strategies (c)	—	—	—	1,220	350	484	1,073	—	1,907
Taxes Payable (e)	(2,419)	(2,652)	(110)	(2,294)	(2,092)	(4,987)	2,346	(5,181)	(4,733)

Net Fee Related Earnings from Operations	$24,694	$4,874	$16,405	$31,778	$6,072	$37,156	$6,262	$45,973	$49,490

(a)	This adjustment removes from ENI the segment amount of Performance Fees and Allocations.
(b)	This adjustment removes from ENI the segment amount of Investment Income (Loss).
(c)	This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(d)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(e)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

	Three Months Ended							Nine Months Ended
	March 31, 2009	June 30, 2009	September 30, 2009	December 31, 2009	March 31, 2010	June 30, 2010	September 30, 2010	September 30, 2009	September 30, 2010
Income (Loss) Before Provision (Benefit) for Taxes	$(912,207)	$(586,986)	$(426,959)	$(365,314)	$(227,671)	$(636,928)	$143,302	$(1,926,152)	$(721,297)
IPO and Acquisition-Related Charges (a)	741,057	761,834	719,708	751,351	726,722	749,930	438,568	2,222,599	1,915,220
Amortization of Intangibles (b)	39,513	39,511	39,513	39,511	39,512	40,822	40,872	118,537	121,206
(Income) Loss Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities (c)	38,435	(41,596)	(53,905)	(59,703)	(159,935)	58,294	(266,346)	(57,066)	(367,987)
Management Fee Revenues Associated with Consolidated CLO Entities (d)	—	—	—	—	6,474	9,353	11,695	—	27,522

Total Segments
Total Segments, Economic Net Income (Loss)	(93,202)	172,763	278,357	365,845	385,102	221,471	368,091	357,918	974,664
Performance Fees and Allocations Adjustment (e)	213,833	(72,234)	(166,770)	(214,960)	(186,214)	(25,636)	(258,784)	(25,171)	(470,634)
Investment Income (Loss) Adjustment (f)	85,259	16,062	(58,003)	(76,742)	(156,828)	(102,907)	(142,523)	43,318	(402,258)
Investment Income - Blackstone’s Treasury Cash Management Strategies (g)	—	—	—	12,368	3,665	5,062	11,226	—	19,953
Performance Fee Related Compensation and Benefits Adjustment (h)	(107,866)	(24,333)	57,357	73,762	62,341	21,987	129,285	(74,842)	213,613
Taxes Payable (i)	(8,506)	(5,468)	(16,002)	(21,110)	(9,321)	(12,062)	5,619	(29,976)	(15,764)

Net Fee Related Earnings from Operations	89,518	86,790	94,939	139,163	98,745	107,915	112,914	271,247	319,574
Realized Performance Fees and Allocations (j)	(1,543)	5,637	(3,106)	48,172	46,140	23,495	41,077	988	110,712
Realized Investment Income (Loss) (k)	(10,945)	(2,821)	7,669	35,641	5,307	15,721	14,276	(6,097)	35,304
Adjustment Related to Realized Investment Income - Blackstone’s Treasury Cash Management Strategies (l)	—	—	—	(10,142)	(1,264)	512	(4,874)	—	(5,626)
Other Payables Including Payable Under Tax Receivable Agreement	—	—	—	—	(232)	(68)	2,923	—	2,623

Distributable Earnings	$77,030	$89,606	$99,502	$212,834	$148,696	$147,575	$166,316	$266,138	$462,587

Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations (m)	$104,846	$97,463	$121,259	$171,916	$120,805	$132,866	$124,195	$323,568	$377,866

(a)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and other corporate actions.
(b)	This adjustment adds back to Income (Loss) Before Provision for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)	This adjustment adds back to Income (Loss) Before Provision for Taxes the amount of (Income) Loss Associated with Non-Controlling Interests in (Income) Loss of Consolidated Entities.

continued...

THE BLACKSTONE GROUP L.P.

Exhibit 2b. Reconciliation of Income (Loss) Before Provision (Benefit) for Taxes to Total Segments Economic Net Income, of
Total Segments, Economic Net Income to Net Fee Related Earnings from Operations, of Net Fee Related Earnings from
Operations to Distributable Earnings and of Earnings Before Interest, Taxes and Depreciation and Amortization from Net
Fee Related Earnings from Operations to Net Fee Related Earnings from Operations - Continued

(Dollars in Thousands)

(d)	This adjustment adds back to Income (Loss) Before Provision for Taxes the amount of Management Fee Revenues associated with Consolidated CLO Entities.
(e)	This adjustment removes from ENI the total segment amount of Performance Fees and Allocations.
(f)	This adjustment removes from ENI the total segment amount of Investment Income (Loss).
(g)	This adjustment represents the realized and unrealized gain on Blackstone’s Treasury cash management strategies which are a component of Investment Income (Loss) but included in Net Fee Related Earnings.
(h)	This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees and Allocations.
(i)	Represents an implied payable for income taxes calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.
(j)	Represents the adjustment for realized Performance Fees and Allocations net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(k)	Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(l)	Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of both Net Fee Related Earnings from Operations and Realized Investment Income (Loss).
(m)	Earnings Before Interest, Taxes and Depreciation and Amortization from Net Fee Related Earnings from Operations represents Net Fee Related Earnings from Operations adding back the implied cash taxes payable component from the Distributable Earnings reconciliation presented above, which is included in (i), and segment interest and depreciation and amortization. The cash taxes payable component of (i) was $8.5 million, $5.5 million, $16.0 million, $21.1 million, $9.3 million, $12.1 million and $(5.6) million for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively. The cash taxes payable component of (i) was $15.8 million and $30.0 million for the nine months ended September 30, 2010 and 2009, respectively. Interest was $0.8 million, $(0.8) million, $4.4 million, $5.8 million, $6.3 million, $6.8 million and $10.3 million for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively. Interest was $23.5 million and $4.4 million for the nine months ended September 30, 2010 and 2009, respectively. Depreciation and amortization was $6.0 million, $6.0 million, $5.9 million, $5.8 million, $6.4 million, $6.1 million and $6.6 million for the three months ended March 31, 2009, June 30, 2009, September 30, 2009, December 31, 2009, March 31, 2010, June 30, 2010 and September 30, 2010, respectively. Depreciation and amortization was $19.0 million and $17.9 million for the nine months ended September 30, 2010 and 2009, respectively.

THE BLACKSTONE GROUP L.P.

Exhibit 3. Distributable Earnings

(Dollars in Thousands)

The following table calculates Blackstone’s Distributable Earnings. Distributable Earnings is a supplemental measure of performance to assess amounts available for distributions to Blackstone unitholders, including Blackstone personnel.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Fee Related Earnings
Revenues
Total Management and Advisory Fees (a)	$376,249	$368,371	$1,156,321	$1,054,861
Interest and Dividend Revenue (a)	10,187	6,767	25,807	11,170
Other (a)	4,468	3,893	574	5,278
Investment Income - Blackstone’s Treasury Cash Management Strategies (b)	11,226	—	19,953	—

Total Revenues	402,130	379,031	1,202,655	1,071,309

Expenses
Compensation and Benefits - Base Compensation (a)	210,582	192,546	621,881	553,472
Other Operating Expenses (a)	84,253	75,544	245,436	216,614
Cash Taxes (c)	(5,619)	16,002	15,764	29,976

Total Expenses	289,216	284,092	883,081	800,062

Net Fee Related Earnings from Operations	112,914	94,939	319,574	271,247

Performance Fees and Allocations, Net of Related Compensation
Performance Fees and Allocations - Realized (a)	66,039	(3,819)	166,294	2,004
Compensation and Benefits - Performance Fee Related - Realized (a)	(24,962)	713	(55,582)	(1,016)

Total Performance Fees and Allocations, Net of Related Compensation	41,077	(3,106)	110,712	988

Investment Income and Other
Investment Income (Loss) - Realized (a)	14,276	7,669	35,304	(6,097)
Adjustment Related to Realized Investment Income - Blackstone’s Treasury Cash Management Strategies (d)	(4,874)	—	(5,626)	—
Other Payables Including Payable Under Tax Receivable Agreement	2,923	—	2,623	—

Total Investment Income and Other	12,325	7,669	32,301	(6,097)

Distributable Earnings	$166,316	$99,502	$462,587	$266,138

(a)	Represents the total segment amounts of the respective captions.
(b)	Represents the inclusion of Investment Income from Blackstone’s Treasury cash management strategies.
(c)	Represents the provisions for and/or adjustments to income taxes that were calculated using a similar methodology applied in calculating the current provision for The Blackstone Group L.P.
(d)	Represents the elimination of Realized Investment Income attributable to Blackstone’s Treasury cash management strategies which is a component of Net Fee Related Earnings from Operations.

THE BLACKSTONE GROUP L.P.

Exhibit 4. Reconciliation of Total GAAP Weighted-Average Common Units Outstanding—Basic and Diluted to Weighted-Average Economic Net Income Adjusted Units—Basic and Diluted and of Total GAAP Common Units Outstanding—Basic and Diluted to Economic Net Income Adjusted Units—Basic and Diluted and of Total GAAP Common Units Outstanding—Basic and Diluted to Distributable Earnings Adjusted Units—Basic and Diluted

The following table provides a reconciliation of Blackstone’s Total GAAP Weighted-Average Common Units Outstanding—Basic and Diluted to Weighted-Average Economic Net Income Adjusted Units—Basic and Diluted.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Total GAAP Weighted-Average Common Units Outstanding - Basic and Diluted	370,101,582	291,554,570	352,794,385	280,856,860
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units	727,528,593	808,479,683	745,006,116	820,944,937
Weighted-Average Unvested Deferred Restricted Common Units	23,636,653	19,750,299	26,542,362	23,353,728

Weighted-Average Economic Net Income Adjusted Units - Basic and Diluted	1,121,266,828	1,119,784,552	1,124,342,863	1,125,155,525

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding—Basic and Diluted to Economic Net Income Adjusted Units—Basic and Diluted as of September 30, 2010.

September 30, 2010
Total GAAP Common Units Outstanding - Basic and Diluted	374,003,111
Adjustments:
Blackstone Holdings Partnership Units	723,662,686
Unvested Deferred Restricted Common Units	23,479,140

Economic Net Income Adjusted Units - Basic and Diluted	1,121,144,937

The following table provides a reconciliation of Blackstone’s Total GAAP Common Units Outstanding—Basic and Diluted to Distributable Earnings Adjusted Units—Basic and Diluted.

	September 30,
	2010	2009
Total GAAP Common Units Outstanding - Basic and Diluted	374,003,111	303,658,355
Adjustments:
Blackstone Holdings Partnership Units	723,662,686	788,342,719

Distributable Earnings Adjusted Units - Basic and Diluted	1,097,665,797	1,092,001,074

THE BLACKSTONE GROUP L.P.

Exhibit 5. Assets Under Management

(Dollars in Thousands)

	As of and for the Periods Ended September 30,
	2010	2009
Total Assets Under Management (End of Period)
Private Equity	$29,202,952	$24,308,879
Real Estate	27,129,825	20,434,831
CAMA	62,782,469	52,810,672

	$119,115,246	$97,554,382

Fee-Earning Assets Under Management (End of Period)
Private Equity	$24,311,443	$25,184,161
Real Estate	24,345,161	23,692,257
CAMA	55,636,578	47,448,212

	$104,293,182	$96,324,630

Weighted-Average Fee-Earning Assets Under Management (For the Three Months Ended)
Private Equity	$24,610,920	$25,240,130
Real Estate	24,016,964	23,815,694
CAMA	54,095,555	45,739,248

	$102,723,439	$94,795,072

Weighted-Average Fee-Earning Assets Under Management (Year to Date Period Ended)
Private Equity	$25,028,962	$25,298,679
Real Estate	23,826,723	23,292,141
CAMA	51,931,728	44,892,195

	$100,787,413	$93,483,015

THE BLACKSTONE GROUP L.P.

Exhibit 6. Limited Partner Capital Invested Metrics

(Dollars in Thousands)

	As of and for the Periods Ended September 30,
	2010	2009
Limited Partner Capital Invested (For the Three Months Ended)
Private Equity	$678,882	$109,082
Real Estate	688,951	34,993
CAMA (a)	692,275	87,346

	$2,060,108	$231,421

Limited Partner Capital Invested (Year to Date Period Ended)
Private Equity	$1,536,594	$643,491
Real Estate	1,757,636	502,803
CAMA (a)	1,113,419	407,805

	$4,407,649	$1,554,099

Fund Level Unrealized Value (b) (End of Period)
Private Equity
Cost	$20,582,631	$19,157,223

Unrealized Value	$21,924,759	$15,771,763

Real Estate
Cost	$13,754,522	$11,802,676

Unrealized Value	$13,360,662	$6,635,416

CAMA
Cost	$3,465,813	$3,001,616

Unrealized Value	$3,905,776	$2,789,529

(a)	Limited Partner Capital Invested and Fund Level Unrealized Value for the CAMA segment represent activity in Blackstone’s mezzanine and credit liquidity funds.
(b)	Cost and unrealized value represent the limited partners’ share, including co-investments arranged by Blackstone, of those fund level investments on which carried interest can be earned, before carried interest allocations to Blackstone, when a fund achieves cumulative investment returns in excess of a specified rate.